                                                                    EXHIBIT 32.2

                         MARISA CHRISTINA, INCORPORATED

                            SECTION 906 CERTIFICATION

The following statement is provided by the undersigned to accompany the foregoing Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law:

            The undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Marisa Christina, Incorporated.

November 11, 2004

/s/ S. E. Melvin Hecht
-----------------------------------------
S. E. Melvin Hecht
Vice Chairman, Chief Financial Officer
   and Treasurer
Marisa Christina, Incorporated